UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

MED-EMERG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Province of Ontario	1-13861	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6711 Mississauga Road, Suite 404
Mississauga, Ontario, Canada L5N 2W3

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (905) 858-1368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Financial Information
Item 2.02. Results of Operations and Financial Condition

On May 15, 2007, Med-Emerg International Inc. (the “Company”) issued a press release, announcing its financial results for the quarter ended March 31, 2007. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release dated May 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2007		MED-EMERG INTERNATIONAL, INC.
	By:	/s/ Ramesh Zacharias Ramesh Zacharias, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on May 15, 2007.